                                                                   Exhibit 10.14


                            DIRECTOR STOCK AGREEMENT


     THIS AGREEMENT is made as of September 5, 1996, between American Medserve Corporation, a Delaware corporation (the "Company"), and Mark A. Jerstad ("Director").

     The Company and Director desire to enter into an agreement pursuant to which Director will purchase, and the Company will sell the number of shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common") set forth in Section 1(a) below. All of such shares of Class B Common and all shares of Class B Common hereafter acquired by Director pursuant to this Agreement are referred to herein as "Director Stock." Certain definitions are set forth in Section 7 of this Agreement.

     The execution and delivery of this Agreement by the Company and Director is a condition to the Director's purchase of shares of the Class B Common. Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, Golder, Thoma, Cressey, Rauner Fund IV, L.P. (the "Investor"), and the Investor is an intended third party beneficiary of this Agreement.

     The parties hereto agree as follows:

                      PROVISIONS RELATING TO DIRECTOR STOCK

     1.   PURCHASE AND SALE OF DIRECTOR STOCK.

          (a) Director hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Director, 170.1807 shares of Class B Common. The purchase price per share of Class B Common (the "Purchase Price") shall equal $98.46.

          (b) The closing of the purchase and sale of the Class B Common (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on September 5, 1996, or at such other place or on such other date as may be mutually agreeable to the Company and the Director. At the Closing, the Company shall deliver to the Director stock certificates evidencing the Class B Common to be purchased by the Director, registered in the Director's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company in an amount not less than $1,676 and by delivery of a promissory note substantially in the form attached hereto as EXHIBIT A (the "Director Note") in the amount of the balance of the Purchase Price owed in respect of the Class B Common purchased hereunder. Director's obligations under the Director Note will be secured by a pledge of all of the shares of Director Stock to the Company and in connection therewith Director shall enter into a pledge agreement in the form of EXHIBIT B attached hereto.

          (c) Within 30 days after the purchase of Director Stock by Director from the Company, Director shall make an effective election with the Internal Revenue Service under

Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder substantially in the form of EXHIBIT C attached hereto and will promptly notify the Company of such election.

          (d)  Director represents and warrants to the Company that:

               (i) The Director Stock to be acquired by Director pursuant to this Agreement will be acquired for Director's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Director Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Director is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Director Stock.

               (iii) Director is able to bear the economic risk of his investment in the Director Stock for an indefinite period of time because the Director Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Director has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Director Stock and has had access to such other information concerning the Company as he has requested.

               (v) This Agreement constitutes the legal, valid and binding obligation of Director, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Director does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Director is a party or any judgment, order or decree to which Director is subject.

          (e) As an inducement to the Company to issue the Director Stock to Director, and as a condition thereto, Director acknowledges and agrees that:

               (i) Neither the issuance of any of the Director Stock to Director nor any provision hereof shall entitle Director to remain a member of the Board.

               (ii) The Company shall have no duty or obligation to disclose to Director, and Director shall have no right to be advised of, any material information regarding the Company or any Subsidiary at any time prior to, upon or in connection with the repurchase of the Director Stock upon cessation of the Director being a member of the Board or as otherwise provided hereunder.

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          (f)  As an inducement to the Company to issue the Director Stock to
Director, and as a condition thereto, Director covenants and agrees to enter into an Amended and Restated Stockholders Agreement in the form of EXHIBIT D attached hereto.

     2.   VESTING OF DIRECTOR STOCK.

          (a) FULLY VESTED SHARES. 10% of the shares of Director Stock purchased hereunder (the "Fully Vested Shares") are vested on the date hereof.

          (b)  TIME VESTING SHARES.

               (i) Except as otherwise provided in Sections 2(c) below, 90% of the shares of Director Stock purchased hereunder (the "Time Vesting Shares") will become vested in accordance with the following schedule, if as of each such date Director is still a member of the Board.


                                                  Cumulative Percentage of Time
                                                  -----------------------------
                                   Date                Vesting Shares Vested
                                   ----                ---------------------


                         1st Anniversary of Closing          33 1/3%

                         2nd Anniversary of Closing          66 2/3%

                         3rd Anniversary of Closing           100%


          (c) If Director ceases to be a member of the Board on any date prior to an anniversary date listed above, the cumulative percentage of Time Vesting Shares to become vested will be determined on a pro rata basis according to the number of days elapsed since the prior anniversary date. Upon the occurrence of a Sale of the Company while Director is still a member of the Board, all Time Vesting Shares which have not yet become vested shall become vested at the time of such event. In the event that Director is ready and willing to be a member of the Board, but is not so elected (other than for Cause), then any Time Vesting Shares which have not become vested shall become vested at the time of such event.

          (d) Shares of Director Stock which have become vested (including the Fully Vested Shares) are referred to herein as "Vested Shares," and all other shares of Director Stock are referred to herein as "Unvested Shares."

     3.   REPURCHASE OPTION.

          (a) Subject to 3(f) below, in the event Director is no longer a member of the Board, the Director Stock (whether held by Director or one or more of Director's transferees) will

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be subject to repurchase by the Company and the Investor pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").

          (b) The purchase price for each Unvested Share will be the lesser of Director's Original Cost or the Fair Market Value for such share, and the purchase price for each Vested Share will be the Fair Market Value for such share.

          (c) The Board may elect to purchase all or any portion of the Unvested Shares and the Vested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Director Stock within 100 days after the date upon which Director is no longer a member of the Board. The Repurchase Notice will set forth the number of Unvested Shares and Vested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Director Stock held by Director at the time of delivery of the Repurchase Notice. If the number of shares of Director Stock then held by Director is less than the total number of shares of Director Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Director Stock under this Agreement, pro rata according to the number of shares of Director Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares and Vested Shares to be repurchased hereunder will be allocated among Director and the other holders of Director Stock (if any) pro rata according to the number of shares of Director Stock to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Director Stock pursuant to the Repurchase Option, the Investor shall be entitled to exercise the Repurchase Option for the shares of Director Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 60 days after the date upon which Director is no longer a member of the Board, the Company shall give written notice (the "Option Notice") to the Investor setting forth the number of Available Shares and the purchase price for the Available Shares. The Investor may elect to purchase any or all of the Available Shares by giving written notice to the Company within thirty days after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the thirty day period set forth above, the Company shall notify each holder of Director Stock as to the number of shares being purchased from such holder by the Investor (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Director Stock, the Company shall also deliver written notice to the Investor setting forth the number of shares the Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Shares and Vested Shares to be repurchased hereunder shall be allocated among the Company and the Investor pro rata according to the number of shares of Director Stock to be purchased by each of them.

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          (e)  The closing of the purchase of the Director Stock pursuant to the
Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than thirty days nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or the Investor will pay for the Director Stock to be purchased pursuant to the Repurchase Option by delivery of a check, a wire transfer of funds and/or a note (payable in three equal annual installments commencing on the first anniversary of such closing and bearing interest at the corporate base rate as determined by the First National Bank of Chicago at the time the note is issued) in form and substance determined by the Board in good faith in the aggregate amount of the purchase price for such shares. In addition, the Company may pay the purchase price for such shares by offsetting amounts outstanding under the Director Note issued to the Company hereunder and any other debts owed by Director to the Company. The Company and the Investor will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

          (f) Notwithstanding anything to the contrary set forth above, in the event the Director is ready and willing to be a member of the Board, but is not so elected (other than for Cause), then subject to Section 3(h) below, Director shall be entitled to require the Company to purchase all Vested Shares as soon as practicable after the date upon which Director is no longer a member of the Board by delivery of written notice to the Company within 30 days following such date. The Company will pay for the Director Stock to be purchased pursuant to this Section 3(f) by delivery of a check, a wire transfer of funds and/or a note (payable in three equal annual installments commencing on the first anniversary of the date of purchase by the Company and bearing interest at the corporate base rate as determined by the First National Bank of Chicago at the time the note is issued) in form and substance determined by the Board in good faith. In addition, the Company, at its election, may pay the purchase price of any such shares by offsetting amounts outstanding under the Director Note issued to the Company hereunder and any other debts owed by Director to the Company.

          (g) The right of the Company and the Investor, and the requirement for the Company, to repurchase Vested Shares pursuant to this Section 3 shall terminate upon the first to occur of a Sale of the Company or a Qualified Public Offering.

          (h) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Director Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and any Subsidiary's debt and equity financing agreements. If any such restrictions prohibit the repurchase of Director Stock hereunder which the Company is otherwise entitled (or required) to make, the Company may (or shall) make such repurchases as soon as it is permitted to do so under such restrictions.

          (i) All shares of Director Stock purchased by the Company pursuant to this Section 3 and pursuant to Section 4 shall remain available for reissuance to new executives or directors as determined by the Board.

     4.   RESTRICTIONS ON TRANSFER.


          (a)  TRANSFER OF DIRECTOR STOCK.  Prior to the earlier to occur of
(x) the third anniversary of the date of the Closing or (y) 100 days following the date upon which Director is no longer a member of the Board, Director shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any shares of Director Stock (a "Transfer"), except pursuant to (i) the provisions of Section 3 hereof, a Public Sale or a Sale of the Company ("Exempt Transfers") or (ii) the approval of the Company and the Investor and pursuant to the provisions of this Section 4; provided that in no event shall any Transfer of Director Stock pursuant to this Section 4 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time. Prior to making any Transfer other than an Exempt Transfer (whether such Transfer occurs prior to or following the dates set forth in clauses (x) and (y) above), Director will give written notice (the "Sale Notice") to the Company and the Investor. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the proposed transfer. Director will not consummate any Transfer until 90 days after the Sale Notice has been given to the Company and to the Investor, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 90-day period. The date of the first to occur of such events is referred to herein as the "Authorization Date". Notwithstanding the foregoing, in no event shall Director be entitled to Transfer (A) any Unvested Shares of Director Stock, other than to the Company or the Investor pursuant to
Section 3 until, in the case of Time Vesting Shares which are Unvested Shares, 100 days following the date upon which Director is no longer a member of the Board or (B) any Shares of Director Stock which the Company and/or the Investor have elected to purchase pursuant to Section 3, except to the Company or the Investor, as applicable.

          (b) FIRST REFUSAL RIGHTS. The Company may elect to purchase all (but not less than all) of the shares of Director Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to Director and the Investor within 60 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Director Stock to be transferred, the Investor may elect to purchase all (but not less than all) of the Director Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to Director within 90 days after the Sale Notice has been given to the Investor. If neither the Company nor the Investor elects to purchase all of the shares of Director Stock specified in the Sale Notice, Director may transfer the shares of Director Stock specified in the Sale Notice, subject to the provisions of Section 4(d) below, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any shares of Director Stock not transferred within such 60-day period will be subject to the provisions of this Section 4(b) upon subsequent transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under the Director Note or any other debts owed by Director to the Company.

          (c)  CERTAIN PERMITTED TRANSFERS.  The restrictions contained in this
Section 4 will not apply with respect to (i) transfers of shares of Director Stock pursuant to applicable laws of descent and distribution or (ii) transfers of shares of Director Stock among Director's Family Group, other than transfers of the type described in the last sentence of Section 4(a) above; provided that such restrictions will continue to be applicable to the Director Stock after any such transfer and the transferees of such Director Stock will have agreed in writing to be bound by the provisions of this Agreement.

          (d) TERMINATION OF RESTRICTIONS. The restrictions on the Transfer of shares of Director Stock set forth in this Section 4 will continue with respect to each share of Director Stock until the date on which such Director Stock has been transferred in a transaction permitted by this Section 4 (except in a transaction contemplated by Section 4(c)); provided that in any event such restrictions will terminate on the first to occur of a Sale of the Company or a Qualified Public Offering; and further provided that the restrictions contained in clause (A) of the last sentence of Section 4(a) above shall survive in perpetuity.

     5.   ADDITIONAL RESTRICTIONS ON TRANSFER.

          (a) LEGEND. The certificates representing the Director Stock will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF SEPTEMBER 5, 1996, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A DIRECTOR STOCK AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF DATED AS OF SEPTEMBER 5, 1996. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) OPINION OF COUNSEL. No holder of Director Stock may sell, transfer or dispose of any Director Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

     6.   LIMITED PREEMPTIVE RIGHTS.

          (a) Except for the issuance of Common Stock (i) pursuant to a public offering registered under the Securities Act, (ii) to a lender to the Company in connection with a debt facility, (iii) in accordance with Section 8 of the Stockholders Agreement, (iv) to employees or directors of the Company and/or its Subsidiaries pursuant to any plan approved by the Board or (v) as consideration in connection with an acquisition, merger, joint venture, strategic alliance or similar transaction, if the Company at any time after the date hereof authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each holder of Director Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Director Stock held by such holder by (2) the total number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance. Each holder of Director Stock shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons.

          (b) In order to exercise its purchase rights hereunder, a holder of Director Stock must, within 30 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Director Stock is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this Section, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

          (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Director Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Director Stock pursuant to the terms of this Section.

          (d) Nothing contained in this Section 6 shall be deemed to amend, modify or limit in any way the restrictions on the issuance of shares of Stock set forth in Section 3C of the Equity Purchase Agreement or in any other agreement to which the Company is presently bound.

          (e) The rights of Director set forth in this Section 6 shall terminate on the first to occur of a Sale of the Company or a Qualified Public Offering.

          In the event that, in connection with its purchase of shares of Common Stock or securities containing options or rights to acquire shares of Common Stock ("Common Convertible Securities") as described in this Section 6, the other purchasers are also purchasing other securities of the Company or any Subsidiary (collectively, the "Other Securities"), then the Director shall purchase a ratio of Other Securities to the number of Shares of Common Stock or

Common Convertible Securities in the same proportion as the other purchasers purchase in each of such securities.

     7.   DEFINITIONS.

     "BOARD" means the Company's Board of Directors.

     "CAUSE" with respect to a Director not being elected to the Board shall mean (i) the commission of a felony or the commission of any other act which is materially injurious to the Company or any Subsidiary involving dishonesty, disloyalty or fraud with respect to the Company or any Subsidiary, (ii) gross negligence or willful misconduct with respect to the Company or any Subsidiary which is materially injurious to the Company or any Subsidiary, (iii) willful, substantial and repeated failure to perform duties commensurate with his position as reasonably directed in writing by the Board in good faith, or
(iv) any other material breach of this Agreement which is not cured within 21 days after written notice thereof to Director.

     "CEO" means the Company's Chief Executive Officer.

     "COMMON STOCK" means the Company's Class A Common and Class B Common.

     "EQUITY PURCHASE AGREEMENT" means the Equity Purchase Agreement by and between the Company and the Investor dated as of December 3, 1993.

     "DIRECTOR'S FAMILY GROUP" means Director's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Director and/or Director's spouse and/or descendants. Director Stock will also include shares of the Company's capital stock issued with respect to Director Stock by way of a stock split, stock dividend or other recapitalization.

     "DIRECTOR STOCK" will continue to be Director Stock in the hands of any holder other than Director (except for the Company and the Investor and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Director Stock will succeed to all rights and obligations attributable to Director as a holder of Director Stock hereunder.

     "FAIR MARKET VALUE" of each share of Director Stock means the average of the closing prices of the sales of the Company's Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ

System or the over-the-counter market, the Fair Market Value will be the fair value of the Common Stock determined in good faith by the Board. Such determination will not reflect discounts for "minority interest" restrictions upon resale or "limited market" considerations. If the Director does not agree with the fair market value determined by the Board, then Director may request that such value be determined by an independent investment banking firm of national or regional reputation utilizing valuation techniques then commonly used for the valuation of such investment interests, which investment banking firm will be jointly selected by the Board and Director in good faith, and expenses of which will be borne equally by the Company and Director. If the Board and Director cannot agree on an investment banking firm, the Board shall select one investment banking firm and Director shall select a second investment banking firm, which firms shall jointly select a third investment banking firm (the "Third Firm"). The Third Firm shall then determine the Fair Market Value in accordance with the specifications set forth within this definition.

     "ORIGINAL COST" of each share of Class B Common purchased hereunder will be equal to the price paid therefor as determined pursuant to Section 1(a) above (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

     "PUBLIC SALE" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

     "QUALIFIED PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock having an aggregate offering value of at least $30 million.


     "SALE OF THE COMPANY" means any transaction or series of related transactions pursuant to which any person or entity (other than the Investor) acquires (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock or otherwise) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.


     "STOCKHOLDERS AGREEMENT" means the Amended and Restated Stockholders Agreement by and among the Company, the Investor, Timothy L. Burfield,
Michael B. Freedman, Charles R. Wallace, J. Jeffrey Gephart, James H.S. Cooper, Charles C. Halberg, Mark A. Jerstad, William J. Gatti, Mary Jane Gatti, Sterling Acquisition Partners, Pharmed, Inc., Nelson C. Showalter, Bruce Gerlick, Mitch Overstreet, Lee R. Youngberg, Frank R. Gelafio, Ronald E. Keith, James
Pietryga, Pharmed of Baton Rouge, Thomas C. Loftus and George E. Pepe.


     "SUBSIDIARY" means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

     8. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          IF TO THE COMPANY:

               American Medserve Corporation
               Park Lake Center
               184 Shuman Boulevard
               Naperville, Illinois  60563
               Attention:  CEO

          WITH A COPY TO:

               Golder, Thoma, Cressey, Rauner Fund IV, L.P.
               6100 Sears Tower
               Chicago, Illinois  60606-6402
               Attention:  Bryan C. Cressey

               AND

               Gardner, Carton & Douglas
               Quaker Tower
               321 North Clark Street, Suite 3400
               Chicago, Illinois  60610-4795

          IF TO THE DIRECTOR:

               Mark A. Jerstad
               The Evangelical Lutheran
               Good Samaritan Society
               4800 West 57th Street
               Sioux Falls, SD  57101

          IF TO THE INVESTOR:

               Golder, Thoma, Cressey, Rauner Fund IV, L.P.
               6100 Sears Tower
               Chicago, Illinois  60606-6402
               Attention:  Bryan C. Cressey

          WITH A COPY TO:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:  Gary R. Silverman, Esq.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.


     9.   MISCELLANEOUS.

          (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Director Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Director Stock as the owner of such stock for any purpose.

          (b) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Director, the Company, the Investor and their respective successors and assigns (including subsequent holders of Director Stock); provided that the rights and obligations of Director under this Agreement shall not be assignable except in connection with a permitted transfer of Director Stock hereunder.

          (f) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (g) OTHER AGREEMENTS. Provisions pertaining to Director's co-sale rights are set forth in that certain Amended and Restated Stockholders Agreement dated as of August 23, 1996 and provisions pertaining to Director's registration rights are set forth in that certain Registration Agreement dated as of August 23, 1996.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                              AMERICAN MEDSERVE CORPORATION


                              By:  /s/ Timothy L. Burfield
                                   ---------------------------
                              Its:  President

                              /s/ Mark A. Jerstad
                              --------------------------------
                              Mark A. Jerstad


Agreed and Accepted:
GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.
  By:  GTCR IV, L.P.
       Its General Partner

  By:  Golder, Thoma, Cressey, Rauner, Inc.
       Its General Partner

By:  /s/ Bryan C. Cressey
     -----------------------

Its:  Principal


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